                                                                   EXHIBIT 99.25



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-5
              ---------------------------------------------------

                Monthly Period:                 4/1/00 to
                                                4/30/00
                Distribution Date:              5/18/00
                Transfer Date:                  5/17/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                  $5.19167
                              Class B                                  $5.34167
                              Excess Collateral Amount                 $5.54167


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                  $5.19167
                              Class B                                  $5.34167
                              Excess Collateral Amount                 $5.54167

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount

                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              Excess Collateral Amount                 $0.00000


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                            $91,543,985.38
                              Class B                             $8,252,370.72
                              Excess Collateral Amount           $10,463,869.02
                                                          ---------------------
                              Total                             $110,260,225.12

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates

                              Class A                             $9,403,346.52
                              Class B                               $847,678.66
                              Excess Collateral Amount            $1,074,825.35
                                                          ---------------------
                              Total                              $11,325,850.53

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $9,403,346.52

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                               $847,678.66

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                 $1,074,825.35

        (e1)  Total Principal Funding Investment Proceeds                 $0.00
        (e2)  Investment Earnings on deposits to Reserve
              Account                                                     $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 3


    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $35,957,403,124.97

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                              Class A                           $650,000,000.00
                              Class B                            $58,735,000.00
                              Excess Collateral Amount           $74,395,000.00
                                                          ---------------------
                              Total                             $783,130,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    1.808%
                              Class B                                    0.163%
                              Excess Collateral Amount                   0.207%
                                                          ---------------------
                              Total                                      2.178%

        (d)   During the Amortization Period: The
              Invested Amount as of __________ (the
              last day of the Revolving Period)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                    0.000%
                              Class B                                    0.000%
                              Excess Collateral Amount                   0.000%
                                                          ---------------------
                              Total                                      0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 4


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $412,356,105.49
        (b)   65 - 94 days                                      $304,262,251.21
        (c)   95 - 124 days                                     $259,879,194.26
        (d)   125 - 154 days                                    $222,010,293.21
        (e)   155 - 184 days                                    $195,551,133.26
        (f)   185 or more days                                            $0.00
                                                          ---------------------
                              Total                           $1,394,058,977.43


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $3,037,124.91
                              Class B                               $273,796.64
                              Excess Collateral Amount              $347,038.15
                                                          ---------------------
                              Total                               $3,657,959.70


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Excess Collateral
              Amount

                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 5

        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00


    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                              Class A                               $812,500.00
                              Class B                                $73,418.75
                              Excess Collateral Amount               $92,993.75
                                                          ---------------------
                              Total                                 $978,912.50


    8.  Reallocated Principal Collections
        ---------------------------------

              The amount of Reallocated Excess Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
              Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00


    9.  Excess Collateral Amount
        (a)   The amount of the Excess Collateral Amount as of
              the close of business on the related Distribution
              Date after giving effect to withdrawals, deposits
              and payments to be made in  respect of the
              preceding month                                    $74,395,000.00


   10.  The Portfolio Yield
        -------------------
              The Portfolio Yield for the related Monthly Period         11.75%


   11.  The Base Rate
        -------------
              The Base Rate for the related Monthly Period                8.28%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 6


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.    Accumulation Period

        (a)   Accumulation Period commencement date                  07/01/2003

        (b)   Accumulation Period Length (months)                             1

        (c)   Accumulation Period Factor                                  18.44

        (d)   Required Accumulation Factor Number                             8

        (e)   Controlled Accumulation Amount                    $783,130,000.00

        (f)   Minimum Payment Rate (last 12 months)                      14.06%


    2.  Principal Funding Account
        -------------------------

        Beginning Balance                                                 $0.00
            Plus: Principal Collections for related
                  Monthly Period from Principal Account                   $0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                      $0.00

            Less: Withdrawals to Finance Charge Account                   $0.00
            Less: Withdrawals to Distribution Account                     $0.00
                                                          ---------------------
        Ending Balance                                                    $0.00


    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                 $0.00

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                      $0.00

              Accumulation Shortfall                                      $0.00
                                                          ---------------------
              Aggregate Accumulation Shortfalls                           $0.00

    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                              $0.00

        Less: Principal Funding Investment Proceeds                       $0.00
                                                          ---------------------
              Principal Funding Investment Shortfall                      $0.00
                                                          ---------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-5
Page 7

D.  Information Regarding the Reserve Account
    -----------------------------------------

        1.  Required Reserve Account Analysis
            ---------------------------------

            (a)   Required Reserve Account Amount percentage           0.00000%

            (b)   Required Reserve Account Amount ($)                     $0.00
                  (0.5% of Invested Amount or other
                  amount designated  by Transferor)

            (c)   Required Reserve Account Balance after
                  effect of any transfers on the Related
                  Transfer Date                                           $0.00

            (d)   Reserve Draw Amount transferred to the
                  Finance Charge Account on the Related
                  Transfer Date                                           $0.00


        2.  Reserve Account Investment Proceeds
            -----------------------------------
            Reserve Account Investment Proceeds transferred
            to the Finance Charge Account on the Related
            Transfer Date                                                 $0.00


        3.  Withdrawals from the Reserve Account
            ------------------------------------
            Total Withdrawals from the Reserve Account
            transferred to the Finance Charge Account on
            the related Transfer Date (1 (d) plus 2 above)                $0.00

        4.  The Portfolio Adjusted Yield
            ----------------------------
            The Portfolio Adjusted Yield for the related
            Monthly Period                                                4.55%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page






                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President